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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         August 8, 2000
                                                 ------------------------------

                             Benjamin Moore & Co.
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             (Exact Name of Registrant as Specified in Charter)

        New Jersey                       0-8894                   13-5256230
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


 51 Chestnut Ridge Road,  Montvale, NJ                              07645
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code        (201) 573-9600
                                                   ----------------------------

                                      None
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. Other Events.

     The Executive and Finance Committee of the Board of Directors of Benjamin Moore & Co. declared a regular quarterly dividend of twenty one cents ($0.21) per share payable October 2, 2000 to shareholders of record on September 7, 2000.


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Benjamin Moore & Co.
                                       ---------------------------------------
                                                     (Registrant)

Date       August 9, 2000              By  /s/ John T. Rafferty
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                                               John T. Rafferty
                                                  Secretary